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                     COHEN & STEERS EQUITY INCOME FUND, INC.

October 22, 2001

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and nine months ended September 30, 2001. The net asset values per share at that date were $11.35, $11.14, and $11.14 for Class A, Class B and Class C shares respectively. Class I shares had a net asset value of $11.46. In addition, a quarterly distribution of $0.19 per share was declared for shareholders of record on September 20, 2001 and paid on September 21, 2001 to all four classes of shares.

INVESTMENT REVIEW

    For the three months ended September 30, 2001, Cohen & Steers Equity Income Fund had a total return, based on income and change in net asset value, of -4.2% for Class A shares. Class B and Class C shares returned -4.3% and
-4.4%, respectively, for the quarter. Class I shares returned -4.0%. This performance compared to the Fund's benchmark, the NAREIT Equity REIT Index* return of -2.6%. The Fund's total return for the nine months ended
September 30, 2001 was 11.2% for Class A shares. Class B and Class C shares returned 10.6% and 10.4%, respectively. Class I shares returned 11.6%. The NAREIT Equity REIT Index return was 8.5%. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any.

    The investment climate clearly changed in the third quarter, but the streak of REIT out-performance did not. As shown in the table below, in every period, both pre- and post-Attack, REITs displayed much lower downside volatility than the broader market and continued to register positive returns in a year that is shaping up to be one of the worst in many years.

                                            TOTAL RETURN
                                ------------------------------------     FUND         FUND
                                   FUND                                (CLASS A)   (CLASS A)
                                (CLASS A)     S&P 500       NASDAQ      VS. S&P    VS. NASDAQ
                                ---------     -------       ------      -------    ----------
1/1/01 -- 9/10/01.............      13.0%       -16.5%        -31.2%     29.5%       44.2%
9/17-28 (POST-ATTACK).........      -1.6%        -4.6%        -11.6%      3.0%       10.0%
9 MONTHS 2001.................      11.2%       -20.4%        -39.2%     31.6%       50.4%
Q3: 2001......................      -4.2%       -14.7%        -30.6%     10.5%       26.4%

    Prior to the disruption to the marketplace caused by the September 11th Attack, most of the trends that we have seen during 2001 remained in place. Most notably, REITs characterized by high dividend yield and slow growth had led performance. The exception to this is that in August larger companies outperformed the smaller companies by a modest margin, and we believe that this was possibly the result of the anticipation of the inclusion of REITs in the S&P 500 Index. Post-September 11, our performance was affected primarily by our holdings in the Hotel sector, which was the greatest casualty of the Attack. We sold these issues due to the potentially severe near

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                                       1



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

and long-term damage to their fundamentals. It now appears that the hotel industry recovery we expected in 2002, predicated on a limited supply of new rooms, will be delayed indefinitely due to the dramatic decline in demand.

    Immediately following the end of the quarter, REITs encountered several crosscurrents. For the first time in years, several REITs, including those in the Office, Apartment and Hotel sectors announced lower future earnings guidance due to the swift changes in the economic climate. Many more such alerts can be expected as most companies in and outside the real estate industry come to grips with the clear-cut onset of an economic downturn in the U.S. Offsetting this was the long-awaited announcement by Standard & Poor's of the inclusion of REITs in the S&P 500 Index, as well as some of their smaller capitalization indexes. In addition, the Fed's lowering of interest rates to the lowest level in a generation continues to enhance the attractiveness of the relatively higher dividend yields generally offered by REITs as compared to other income-generating investments. We note that our REIT preferred holdings performed very well throughout the quarter. Although analysts have generally lowered their forecast growth rates for most REITs, with the exception of Hotel REITs they continue to expect, as do we, positive comparisons in both 2001 and 2002.

INVESTMENT OUTLOOK

    Never before has the 'Fire vs. Ice' debate been argued more passionately in the investment community. The Fire scenario contemplates a V-shaped recovery to be in place sometime early next year. This renewed growth would be accompanied by high inflation due to a record amount of monetary and fiscal stimulus. Post 9/11 this stimulus will be even greater due to a ramp up in military and security expenditures. The opposing theory, Ice, is that we are headed for a protracted economic slowdown that cannot be avoided due to the synchronous decline in worldwide economies and the excesses of the past boom that have yet to be corrected. Further, post-9/11 commerce has slowed even more due to the diversion of productive resources and insecurity among the population that leads to a higher savings rate and less travel.

    Our view is that each of these extremes is possible, but something in between the two extremes is most likely. We are assuming that history will repeat itself and the basic principles of economics have not changed. Thus, the massive monetary and fiscal stimulus being directed at the U.S. economy, free of typical political rhetoric, gives us confidence that the economy will regain strength sometime in 2002. While we cannot predict the precise shape of this recovery, and surely the development of the armed conflict in the Middle East is very likely to influence the course of events, our operative assumption is that, indeed, growth will resume.

    Unfortunately, before we can assess the timing or magnitude of an economic recovery, we must first deal with the prospective duration and depth of the current economic recession. We believe that it is too soon to make any sound judgment in this regard. Absent the unstable world situation, we would have expected that the recession would be rather brief and mild, due to the extreme monetary and fiscal stimulus in effect before 9/11. The unstable world situation, however, and any repercussions on consumer and business behavior, profits and financial asset pricing may indeed exacerbate this downturn. As a result, our investment strategy reflects a conservative bias

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                                       2



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

because of the risks of worldwide events superceding traditional economic principles. This requires a very balanced and selective approach.

    In an environment of greater economic uncertainty we will continue to emphasize diversification and companies that we believe have well-covered dividends, sound balance sheets and visible and predictable earnings. In our view, Health Care and Retail remain important sector weightings. Health Care, particularly nursing homes and hospitals, remains in the early stages of a secular recovery. Retail, as represented by our Regional Mall and Community Shopping Center holdings, offers excellent relative value with well-diversified tenant bases. The recent weakness in the Apartment sector has created more attractive valuations -- we will assess this sector more closely for opportunities.

    We believe that REITs, especially those that meet our criteria, can continue to attract investor capital because they have characteristics that should be in even greater demand in the current period. Nearly all REITs own properties that are located entirely in the U.S., eliminating (or at least reducing) any risks from declining worldwide economies, currency fluctuations and sovereignty issues. The contractual nature of rents generally affords REITs lower profit volatility compared to other business sectors and, therefore, in our view should lead to lower price volatility. REITs also have valuation characteristics that are very tangible, and property has a unique permanence, resulting in asset values and consequent dividend yields. REIT earnings historically have been much less subject to variability and volatility than earnings of industrial or technology companies, and there is nothing to suggest to us that these investment characteristics will not continue. Further, the decline in interest rates across the spectrum of maturities presents a huge opportunity for most REITs as well as other real estate owners. The costs to finance, refinance and purchase properties are at unprecedented low levels, and landlords are already taking full advantage of this: Commercial Mortgage-Backed Securities issuance in 2001 is nearly 50% higher than last year and issuance of REIT unsecured debt has nearly doubled.

    Finally, while there is little concern today about increasing inflationary pressures, it must be considered that the unprecedented monetary and fiscal stimulus may, in the coming years, ignite an increasing level of price inflation. Should the world situation settle down quickly (which we, like all other Americans, hope is the case) and the recession indeed proves to be short and shallow, we believe renewed economic growth would be very favorable for real estate markets. In this case we believe demand would re-accelerate, vacancy rates would stabilize and most markets and property types would quickly return to equilibrium levels. Meantime, the dividend yields of REITs are compelling compared to current income being generated by investments both the fixed income and equity markets.

    Since our last quarterly report, we have lived through one of the most horrific events ever to hit this nation. While we were fortunate that no one at Cohen & Steers was directly touched by this tragedy, we have many friends and business colleagues who are among those killed or missing. Our thoughts and prayers go out to these families. Being located in New York City, we also witnessed incredible acts of valor for which we as a community will be forever grateful. And in a testament to how great America truly is, we watched first hand as fierce competitors helped their fallen rivals pick up the pieces and quickly restored the nation's securities markets.

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                                       3



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

    In summary, neither a recession nor a war is good for America and most sectors of the economy, including real estate or the financial markets. Until we can assess the extent to which these two phenomena affect corporate profitability and consumer psychology, in our view a conservative investment posture is required. For many investors, REITs satisfy the need for diversification, relatively lower volatility and relatively higher current income. We have designed our portfolio to pursue a conservative approach and to adhere to strict investment criteria that are intended to afford additional safety. As a result, we have confidence in our ability to pursue our goal of generating acceptable relative total returns.

Sincerely,


             MARTIN COHEN                     ROBERT H. STEERS
             MARTIN COHEN                     ROBERT H. STEERS
             President                        Chairman


                              STEVEN R. BROWN
                              STEVEN R. BROWN
                              Portfolio Manager

         Cohen & Steers is online at www.cohenandsteers.com

    We have recently enhanced both the look and features of our website to give you more information about our company, our funds and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or NASDAQ Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

            So visit us today at www.cohenandsteers.com

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                                       4



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                        NUMBER                       DIVIDEND
                                                       OF SHARES       VALUE          YIELD*
                                                      -----------   ------------   ------------
EQUITIES                                    94.42%
  COMMON STOCK                              84.86%
    APARTMENT/RESIDENTIAL                   15.57%
         Apartment Investment & Management
           Co. -- Class A..........................       137,800   $  6,236,828       6.89%
         Archstone Communities Trust...............       230,100      6,005,610       6.28
         Camden Property Trust.....................       144,800      5,372,080       6.58
         Gables Residential Trust..................       209,200      6,414,072       7.86
         Home Properties of New York...............       172,700      5,464,228       7.21
         Post Properties...........................        65,300      2,421,324       8.41
         Summit Properties.........................       148,700      3,903,375       7.05
         United Dominion Realty Trust..............       292,600      4,178,328       7.56
                                                                    ------------
                                                                      39,995,845
                                                                    ------------
    DIVERSIFIED                              3.14%
         Colonial Properties Trust.................       272,200      8,058,285       8.53
                                                                    ------------
    HEALTH CARE                             10.46%
         Health Care Property Investors............       154,000      5,921,300       8.11
         Health Care REIT..........................       100,400      2,530,080       9.29
         Healthcare Realty Trust...................       200,700      5,117,850       9.10
         Nationwide Health Properties..............       365,800      7,187,970       9.36
         Ventas....................................       563,400      6,112,890       8.11
                                                                    ------------
                                                                      26,870,090
                                                                    ------------
    HOTEL                                    0.58%
         FelCor Lodging Trust......................        37,100        498,995      16.36
         Host Marriott Corp........................       138,400        975,720      14.75
                                                                    ------------
                                                                       1,474,715
                                                                    ------------
    INDUSTRIAL                               3.55%
         First Industrial Realty Trust.............       121,500      3,645,000       8.77
         ProLogis Trust............................       259,200      5,469,120       6.54
                                                                    ------------
                                                                       9,114,120
                                                                    ------------
    MANUFACTURED HOME                        1.97%
         Chateau Communities.......................       171,800      5,059,510       7.40
                                                                    ------------

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                                       5



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                        NUMBER                       DIVIDEND
                                                       OF SHARES       VALUE          YIELD*
                                                      -----------   ------------   ------------
    OFFICE                                  18.34%
         Arden Realty Group........................       376,000   $  9,614,320       7.67%
         Brandywine Realty Trust...................       377,700      8,056,341       8.25
         Crescent Real Estate Equities Co..........       259,200      5,559,840      10.26
         Equity Office Properties Trust............       299,800      9,593,600       6.25
         Highwoods Properties......................       269,500      6,670,125       9.45
         Mack-Cali Realty Corp.....................       245,500      7,610,500       8.00
                                                                    ------------
                                                                      47,104,726
                                                                    ------------
    OFFICE/INDUSTRIAL                       12.84%
         Kilroy Realty Corp........................       228,200      5,693,590       7.70
         Liberty Property Trust....................       364,900     10,468,981       8.23
         Prentiss Properties Trust.................       316,600      8,706,500       7.78
         Reckson Associates Realty
           Corp. -- Class B........................       318,100      8,114,731      10.19
                                                                    ------------
                                                                      32,983,802
                                                                    ------------
    SELF STORAGE                             1.93%
         Storage USA...............................       125,300      4,961,880       7.17
                                                                    ------------
    SHOPPING CENTER                         16.48%
      COMMUNITY CENTER                       7.05%
         Developers Diversified Realty Corp........       498,000      8,939,100       8.25
         Pan Pacific Retail Properties.............       179,700      4,735,095       6.91
         Regency Realty Corp.......................        66,200      1,704,650       7.77
         Weingarten Realty Investors...............        56,400      2,741,040       6.50
                                                                    ------------
                                                                      18,119,885
                                                                    ------------
      OUTLET CENTER                          2.10%
         Chelsea Property Group....................       118,600      5,390,370       6.86
                                                                    ------------

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                        NUMBER                       DIVIDEND
                                                       OF SHARES       VALUE          YIELD*
                                                      -----------   ------------   ------------
      REGIONAL MALL                          7.33%
         CBL & Associates Properties...............       185,500   $  5,054,875       7.82%
         General Growth Properties.................        65,100      2,263,527       7.48
         JP Realty.................................       141,900      3,171,465       8.86
         Macerich Co...............................       132,300      2,923,830       9.59
         Simon Property Group......................       150,800      4,058,028       7.80
         Taubman Centers...........................       108,700      1,358,750       8.00
                                                                    ------------
                                                                      18,830,475
                                                                    ------------
         TOTAL SHOPPING CENTER.....................                   42,340,730
                                                                    ------------
           TOTAL COMMON STOCK (Identified
             cost -- $203,059,440).................                  217,963,703
                                                                    ------------

  PREFERRED STOCK                            9.56%
      Apartment Investment & Management Co., 9.00%,
         Series C..................................        97,300      2,310,875       9.47
      Apartment Investment & Management Co.,
         9.375%, Series G..........................        73,300      1,784,855       9.61
      Apartment Investment & Management Co.,
         10.10%, Series Q..........................        53,000      1,338,250      10.02
      Apartment Investment & Management Co.,
         10.00%, Series R..........................        66,600      1,671,660       9.96
      CarrAmerica Realty Corp., 8.57%, Series B....        54,000      1,306,800       8.84
      Colonial Property Trust, 8.75%, Series A.....        78,700      1,963,565       8.78
      Crown American Realty Trust, 11.00%,
         Series A..................................         9,800        495,880      10.87
      Developers Diversified Realty Corp., 9.50%,
         Series A..................................        40,000        996,000       9.56
      #Duke-Weeks Realty Corp., 7.99%, Series B....        32,500      1,523,437       8.53
      FelCor Lodging Trust, 9.00%, Series B........        18,000        377,100      10.74
      Health Care Property Investors, 8.70%,
         Series B..................................        10,000        251,000       8.69
      Healthcare Realty Trust, 8.875%, Series A....        28,000        692,720       8.97
      #Highwoods Properties, 8.625%, Series A......         4,000      3,608,000       9.55
      Liberty Properties Trust, 8.80%, Series A....        25,700        641,472       8.81
      #Nationwide Health Properties, 7.677%,
         Series P..................................        50,000      3,893,750       9.86
      Taubman Centers, 8.30%, Series A.............        76,700      1,688,167       9.45
                                                                    ------------
           TOTAL PREFERRED STOCK (Identified
             cost -- $22,750,443)..................                   24,543,531
                                                                    ------------
           TOTAL EQUITIES (Identified
             cost -- $225,809,883).................                  242,507,234
                                                                    ------------

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                                       7



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                       PRINCIPAL
                                                        AMOUNT         VALUE
                                                      -----------   ------------

COMMERCIAL PAPER                              5.21%
      Citicorp, 3.30%, due 10/01/01
         (Identified cost -- $13,395,000)..           $13,395,000   $ 13,395,000
                                                                    ------------
TOTAL INVESTMENTS (Identified
  cost -- $239,204,883) ...................  99.63%                  255,902,234
OTHER ASSETS IN EXCESS OF LIABILITIES .....   0.37%                      941,752
                                            ------                  ------------
NET ASSETS ................................ 100.00%                 $256,843,986
                                            ------                  ------------
                                            ------                  ------------

-------------------
* Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

# Security trades infrequently. The Fund prices this security using a procedure approved by the Fund's Board of Directors.

--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------

                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

CLASS A SHARES:
    NET ASSETS..............................................  $79,560,023
                                                              -----------
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    7,007,290
                                                              -----------
    Net asset value and redemption price per share'D'.......  $     11.35
                                                              -----------
                                                              -----------
    Maximum offering price per share
       ($11.35 [div]  0.955)'D'D'...........................  $     11.88
                                                              -----------
                                                              -----------

CLASS B SHARES:
    NET ASSETS..............................................  $66,474,375
                                                              -----------
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    5,965,451
                                                              -----------
    Net asset value and offering price per share'D'.........  $     11.14
                                                              -----------
                                                              -----------

CLASS C SHARES:
    NET ASSETS..............................................  $92,749,486
                                                              -----------
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    8,323,136
                                                              -----------
    Net asset value and offering price per share'D'.........  $     11.14
                                                              -----------
                                                              -----------

CLASS I SHARES:
    NET ASSETS..............................................  $18,060,102
                                                              -----------
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    1,576,451
                                                              -----------
    Net asset value, offering and redemption price per
       share................................................  $     11.46
                                                              -----------
                                                              -----------

-------------------
 'D' Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

'D'D' On investments of $100,000 or more, the offering price is reduced.

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                                       9



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                    COHEN & STEERS EQUITY INCOME FUND, INC.

                             FINANCIAL HIGHLIGHTS*
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                                                                  NET ASSET VALUE
                                                       NET ASSETS                                    PER SHARE
                                  ----------------------------------------------------  ------------------------------------
                                    CLASS A        CLASS B      CLASS C       CLASS I   CLASS A  CLASS B   CLASS C   CLASS I
                                  ------------  -----------  ------------  -----------  -------  -------   -------   -------
NET ASSET VALUE:
Beginning of period: 12/31/00...  $ 44,879,178  $26,836,110  $ 34,053,474  $13,701,834  $10.72   $10.59    $10.60    $10.78
                                  ------------  -----------  ------------  -----------  ------   ------    ------    ------
  Net investment income.........  $  2,991,045  $ 2,000,443  $  2,689,945  $   899,608  $ 0.54   $ 0.48    $ 0.48    $ 0.60
  Net realized and unrealized
    gain on investments.........     1,303,461      851,451       767,605      885,660    0.64     0.62      0.61      0.63
  Distributions from net
    investment income...........    (3,084,470)  (2,414,150    (3,313,086)    (822,661)  (0.55)   (0.55)    (0.55)    (0.55)
                                                                                        ------   ------    ------    ------
  Capital stock transactions:
    Sold........................    49,188,224   44,184,748    68,568,786    3,372,340
    Distributions reinvested....     1,177,699      186,773       232,168      603,449
    Redeemed....................   (16,895,114)  (5,171,000   (10,249,406)    (580,128)
                                  ------------  -----------  ------------  -----------
Net increase in net asset
  value.........................  $ 34,680,845  $39,638,265  $ 58,696,012  $ 4,358,268  $ 0.63   $ 0.55    $ 0.54    $ 0.68
                                  ------------  -----------  ------------  -----------  ------   ------    ------    ------
End of period: 9/30/2001........  $ 79,560,023  $66,474,375  $ 92,749,486  $18,060,102  $11.35   $11.14    $11.14    $11.46
                                  ------------  -----------  ------------  -----------  ------   ------    ------    ------
                                  ------------  -----------  ------------  -----------  ------   ------    ------    ------

-------------------
* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                    AVERAGE ANNUAL TOTAL RETURNS -- CLASS A
                 (PERIODS ENDED SEPTEMBER 30, 2001) (UNAUDITED)

                ONE YEAR                                    SINCE INCEPTION (9/2/97)
----------------------------------------            ----------------------------------------
 INCLUDING                   EXCLUDING               INCLUDING                   EXCLUDING
SALES CHARGE                SALES CHARGE            SALES CHARGE                SALES CHARGE
------------                ------------            ------------                ------------
   9.79%                       14.96%                  5.71%                       6.90%

Returns on the Fund's other share classes will vary because of differing expense ratios and sales charges.

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                                       10

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                                FOR TOTAL RETURN:

      [COHEN & STEERS EQUITY INCOME FUND LOGO]               [COHEN & STEERS REALTY SHARES LOGO]

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX


             FOR CAPITAL APPRECIATION:                               FOR TOTAL RETURN:

       [COHEN & STEERS SPECIAL EQUITY FUND LOGO]          [COHEN & STEERS INSTITUTIONAL REALTY SHARES LOGO]

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                                       11

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Willard H. Smith, Jr.
Director

Adam Derechin
Vice President and Assistant Treasurer

Lawrence B. Stoller
Assistant Secretary





KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

SUB-ADMINISTRATOR AND CUSTODIAN
State Street Corp.
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, MA 02171
(800) 437-9912

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Cohen & Steers Securities, Inc.
757 Third Avenue
New York, NY 10017

NASDAQ Symbol: Class A - CSEIX
               Class B - CSBIX
               Class C - CSCIX
               Class I - CSDIX
Website: www.cohenandsteers.com

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

This report is authorized for delivery only to shareholders of Cohen & Steers Equity Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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                                    12

                              ------------------------
                                   COHEN & STEERS
                                 EQUITY INCOME FUND
                                  757 THIRD AVENUE
                                 NEW YORK, NY 10017
                              ------------------------

                                  [COHEN & STEERS
                              EQUITY INCOME FUND LOGO]

                              ------------------------
                                  QUARTERLY REPORT
                                 SEPTEMBER 30, 2001




                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as.................................. 'D'
The division sign shall be expressed as..................................  [div]